EX-99.(j)(2)

Consent of Ernst & Young LLP

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights", "Auditors" and "Experts" and to the use of our report dated February 8, 2002 which is incorporated by reference in this Registration Statement (Form N-1A No. 333-61759) of TIAA-CREF Life Funds.

                                                 /s/ ERNST & YOUNG LLP
                                                 ERNST & YOUNG LLP

New York, New York
March 26, 2002